                             NEWGEN RESULTS CORPORATION

               RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

     This Agreement is made and entered into as of November 26, 1997 (the "Effective Date") by and among Newgen Results Corporation, a California corporation (the "Company"), Bernard Simkin, an individual, Murray Simkin, an individual, K&S Imports, Inc., a California corporation, and Johari Investment Company Ltd., a corporation organized under the laws of the province of British Columbia, Canada (collectively the "Prior Investors"), the persons and entities listed on Exhibit A attached hereto (hereafter collectively the "Preferred Investors"), and those shareholders of the Company listed on Exhibit B attached hereto (the "Shareholders"). This Agreement amends and restates the Right of First Refusal and Co-Sale Agreement, dated as of August 7, 1996, by and among certain of the parties hereto (the "Prior Agreement"). As a result, the parties to the Prior Agreement, each of whom is also a party to this Agreement, hereby agree that the Prior Agreement is superseded by this Agreement and that the Prior Agreement shall have no further force or effect.

                                      RECITALS

     A. Certain of the Preferred Investors have agreed, contingent on execution by all parties of this Agreement, to purchase shares of the Company's Series B Preferred Stock (the "Series B Stock") pursuant to a Series B Preferred Stock Purchase Agreement of even date herewith (the "Series B Agreement"). In connection with their purchase of Series B Stock, such Preferred Investors desire to receive the rights of first refusal and co-sale rights set forth herein.

     B. The Prior Investors are holders of shares of the Company's Common Stock ("Common Stock") issued to them by the Company prior to August 7, 1996; certain of the Preferred Investors are holders of shares of the Company's Series A Preferred Stock (the "Series A Stock") issued to them by the Company in August and December 1996; and the Shareholders are holders of Common Stock and/or own options to purchase shares of Common Stock issued to them by the Company on various dates since the Company's inception. Each of the foregoing holders of the Company's securities is a party to the Prior Agreement. In order to induce certain of the Preferred Investors to purchase shares of Series B Stock from the Company and to enter into the Series B Agreement, each of the parties to the Prior Agreement has agreed to grant the Preferred Investors who acquire Series B Stock certain rights of first refusal and rights of co-sale, all on the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises herein contained, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the following meanings:

     1.1 "SHAREHOLDER SHARES" means and includes all shares of Common Stock that are owned and held of record or beneficially by the Shareholders on the Effective Date hereof, or such other securities of the Company for which such shares are exchanged or into which such shares are converted by way of recapitalization, reclassification, substitution or otherwise and any Common Stock or other securities of the Company acquired and owned of record or beneficially by the Shareholders after the Effective Date.

     1.2 "PRIOR INVESTOR SHARES" means shares of Common Stock of the Company owned of record or beneficially by any of the Prior Investors prior to August 7, 1996, or such other securities of the Company for which such shares are exchanged or into which such shares are converted by way of recapitalization, reclassification, substitution or otherwise and any Common Stock or other securities of the Company acquired and owned of record or beneficially by the Prior Investors after the Effective Date.

     1.3 "COMMON STOCK EQUIVALENTS" means, at a given time, the then outstanding shares of Common Stock and shares of Common Stock then issuable upon the conversion of then outstanding shares of Preferred Stock of the Company.
For purposes of this Agreement, at a given time a shareholder of the Company is deemed to own a number of Common Stock Equivalents equal to the number of outstanding shares of Common Stock then owned by such shareholder of the Company plus the number of shares of Common Stock then issuable upon the conversion of the then outstanding shares of Preferred Stock of the Company owned and held of record by such shareholder of the Company.

     1.4 "OFFERED SHAREHOLDER SHARES" means all Shareholder Shares proposed to be Transferred by a Shareholder to a particular transferee other than Excluded Shares.

     1.5 "OFFERED PRIOR INVESTOR SHARES" means all Prior Investor Shares proposed to be Transferred by a Prior Investor to a particular transferee other than Excluded Shares.

     1.6 "EXCLUDED SHARES" means an aggregate of two percent (2%) per year of the Shareholder Shares or Prior Investor Shares held by a Shareholder or a Prior Investor (as applicable) on the date of this Agreement.

     1.7 "TRANSFER" AND "TRANSFERRED" mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise


                                          2.

or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, EXCEPT FOR:

          (a) any bona fide pledge if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby as if such pledgee were a Shareholder or Prior Investor (as applicable);

          (b) if the Shareholder or Prior Investor is a natural person, any transfers of Shareholder Shares or Prior Investor Shares during a Shareholder's or Prior Investor's lifetime or on a Shareholder's or Prior Investor's death by will or intestacy to such Shareholder's or Prior Investor's "immediate family" (as defined below) or to a trust for the benefit of such Shareholder or Prior Investor or Shareholder's or Prior Investor's immediate family, provided that each transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby as a Shareholder or Prior Investor (as applicable).
As used herein, the term "immediate family" will mean the Shareholder's or Prior Investor's spouse, lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild, or adopted grandchild of the Shareholder or Prior Investor;

          (c) any transfer of Shareholder Shares by a Shareholder or Prior Investor Shares by a Prior Investor made: (i) pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or entity; (ii) pursuant to the winding up and dissolution of the Company; or (iii) at, and pursuant to, the "IPO" (as defined below);

          (d) any transfers of Shareholder Shares to the Company, a Preferred Investor or Prior Investor pursuant to the exercise by such person or entity of its right of first refusal under Section 3;

          (e)  any transfers of Shareholder Shares to the Company; and

          (f) any transfer of Prior Investor Shares by a Prior Investor to (i) another Prior Investor, or to (ii) an entity owned or controlled by such Prior Investor or a group of Prior Investors; PROVIDED HOWEVER, that in the case of such an entity, it executes a counterpart copy of this Agreement and becomes bound thereby as if such entity were a Prior Investor.

     1.8 "IPO" means the first sale of the Company's Common Stock to the general public that meets the criteria for automatic conversion of the Preferred Stock of the Company under the Company's Articles of Incorporation, as they may be amended or restated from time to time (the "Articles of Incorporation").


                                          3.

     1.9 "INVESTOR'S PRO RATA SHARE" means, for purposes of the Investors' Right of First Refusal that number of shares determined by multiplying the number of Offered Shareholder Shares by a fraction (i) whose numerator is the number of Common Stock Equivalents owned of record by such Investor at the commencement of the Investors' Refusal Period and (ii) whose denominator is the number of shares of Common Stock Equivalents owned of record by all Investors at the commencement of the Investors' Refusal Period.

2.   NOTICE OF PROPOSED TRANSFER.

     2.1 NOTICE BY SHAREHOLDER. Before any Shareholder may effect any Transfer of any Shareholder Shares other than Excluded Shares, such Shareholder (the "Selling Shareholder") must give to the Company, the Preferred Investors and the Prior Investors a written notice signed by the Selling Shareholder (the "Selling Shareholder's Notice") stating (a) the Selling Shareholder's bona fide intention to transfer such Offered Shareholder Shares; (b) the number of shares of Offered Shareholder Shares proposed to be transferred to each proposed purchaser or other transferee ("Proposed Transferee"); (c) the name, address and relationship, if any, to the Selling Shareholder of each Proposed Transferee; and (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Selling Shareholder proposes to transfer such Offered Shareholder Shares to each Proposed Transferee (the "Offered Price"). Upon the request of the Company, any Preferred Investor or Prior Investor, the Shareholder will promptly furnish to the Company, the Preferred Investors and Prior Investors such other information as may be reasonably requested to establish that the offer and Proposed Transferee(s) are bona fide.

     2.2 NOTICE BY PRIOR INVESTOR. Before any Prior Investor may effect any Transfer of any Prior Investor Shares other than Excluded Shares, such Prior Investor (the "Selling Prior Investor") must give to the Company and the Preferred Investors a written notice signed by the Selling Prior Investor (the "Selling Prior Investor Notice") stating (a) the Selling Prior Investor's bona fide intention to transfer such Offered Prior Investor Shares; (b) the number of shares of Offered Prior Investor Shares proposed to be transferred to each proposed purchaser or other transferee ("Proposed Transferee"); (c) the name, address and relationship, if any, to the Selling Prior Investor of each Proposed Transferee; and (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which the Selling Prior Investor proposes to transfer such Offered Prior Investor Shares to each Proposed Transferee (the "Offered Price"). Upon the request of any Preferred Investor, the Selling Prior Investor will promptly furnish to the Preferred Investors such other information as may be reasonably requested to establish that the offer and Proposed Transferee(s) are bona fide.


                                          4.

3.   RIGHT OF FIRST REFUSAL.

     3.1 COMPANY'S RIGHT OF FIRST REFUSAL. At any time within fifteen (15) days after the date the Selling Shareholder's Notice is given to the Company (the "Company's Refusal Period"), the Company may, by giving written notice to the Selling Shareholder, elect to exercise a right of first refusal (the "Company's Right of First Refusal") to purchase all (but not less than all) of the Offered Shareholder Shares for the price and upon the general terms specified in the Selling Shareholder's Notice and stating the quantity of Offered Shareholder Shares to be purchased.

     3.2 NON-PURCHASE BY COMPANY. If during the Company's Refusal Period the Company does not exercise, or decides not to exercise, the Company's Right of First Refusal in full with respect to the Offered Shareholder Shares, then on or before the expiration of the Company's Refusal Period, the Company will promptly give the Selling Shareholder and the Investors (as defined in Section 3.3) written notice of its intention not to exercise the Company's Right of First Refusal with respect to the Offered Shareholder Shares (the "Availability Notice"), specifying the number of Offered Shareholder Shares not being purchased by the Company pursuant to the Company's Right of First Refusal (and the Proposed Transferee thereof), which Offered Shareholder Shares will then be subject to the Investors' Right of First Refusal described below.

     3.3 INVESTORS' RIGHT OF FIRST REFUSAL. If during the Company's Refusal Period the Company does not exercise the Company's Right of First Refusal in full with respect to the Offered Shareholder Shares, then each of the Preferred Investors and Prior Investors (all such Preferred Investors and Prior Investors hereinafter referred to collectively as "Investors") will then have a right of first refusal (the "Investors' Right of First Refusal") to purchase their Investor's Pro Rata Share (as defined in Section 1.9) of all (but not less than all) of the Offered Shareholder Shares not purchased by Company under Section
3.2 above.  The Investors' Right of First Refusal may be exercised as follows:

          (a) ELECTIONS TO PURCHASE. Each Investor desiring to purchase any or all of the Offered Shareholder Shares must, within the fifteen (15) day period commencing on the first date after the expiration of the Company's Right of First Refusal with respect to such Offered Shareholder Shares (the "Investors' Refusal Period"), give written notice to the Company and the Selling Shareholder of such Investor's election to purchase at least his or its Pro Rata Share of such Offered Shareholder Shares, or a larger number of such Offered Shareholder Shares ("Purchase Election"). No Investor will have a right to purchase any of the Offered Shareholder Shares unless the Investors, in the aggregate, exercise the collective Investors' Right of First Refusal to purchase all of the Offered Shareholder Shares.


                                          5.

          (b) COMPANY NOTICE. Within five (5) days after the expiration of the Investors' Refusal Period, the Company will give the Selling Shareholder and each Investor notice (the "Investors' Expiration Notice") (which Investors' Expiration Notice may be given by the Company by telephone if confirmed in writing within two (2) days after such telephonic notice is given), stating either: (i) that all of the Offered Shareholder Shares were duly subscribed for by Investors exercising their respective Investors' Right of First Refusal; (ii) that Investors timely submitted Purchase Elections to purchase more shares of Common Stock than the Offered Shareholder Shares, in which case subsection 3.3(c) will apply and the Investors' Expiration Notice will set forth the excess number of shares subscribed for and the pro rata share of the Offered Shareholder Shares (computed as provided in subsection 3.3(c)) of each Investor who timely submitted a Purchase Election; or (iii) that Investors did not timely submit Purchase Elections to purchase all of the Offered Shareholder Shares, in which case subsection 3.3(d) will apply and the Investors' Expiration Notice will set forth the total number of Offered Shareholder Shares not subscribed for, the number of Offered Shareholder Shares subscribed for by each Investor, the Investors eligible to purchase the unsubscribed for Offered Shareholder Shares and each such Investor's pro rata share of such unsubscribed for Offered Shareholder Shares (computed as provided in subparagraph 3.3(d)).

          (c) EXCESS PURCHASE ELECTIONS. If the total number of shares of Offered Shareholder Shares that Investors elect to purchase as specified in timely given Investors' Purchase Elections exceeds the number of Offered Shareholder Shares available for purchase, then the Investors' Expiration Notice shall so notify each Investor who timely submitted a Purchase Election to purchase such Offered Shareholder Shares as provided in Section 3.3(b) and (unless the Investors agree otherwise in writing) each such Investor will have the right to purchase, pursuant to this subsection, that Investor's "pro rata share" of such Offered Shareholder Shares. For purposes of this subsection (c), an Investor's "pro rata share" is the number of shares of Offered Shareholder Shares available for purchase multiplied by a fraction (i) whose numerator is the number of Common Stock Equivalents owned by such Investor at the commencement of the Investor Refusal Period and (ii) whose denominator is the total number of Common Stock Equivalents owned, at the commencement of the Investor Refusal Period, by all Investors who timely delivered Purchase Elections.

          (d) OVERALLOTMENT OPTION. If the total number of shares of Offered Shareholder Shares that Investors elect to purchase as specified is timely given and Investors' Purchase Elections is fewer than the number of Offered Shareholder Shares available for purchase, then in the Investors' Expiration Notice the Company shall so notify each Investor and (unless the Investors agree otherwise in writing) each Investor who timely submitted a Purchase Election for such Offered Shares and gives the Company and Selling Shareholder written notice of such Investor's election to do so within five (5) days after the Company gives the Investors' Expiration Notice, may


                                          6.

purchase pursuant to this subsection (in addition to the Offered Shareholder Shares specified in such Investor's Purchase Election) that number of Offered Shareholder Shares that is such Investor's "pro rata share". For purposes of this subsection (d) an Investor's "pro rata share" is obtained by multiplying the number of shares of Offered Shareholder Shares that the Investors did not elect to purchase pursuant to timely given Purchase Elections (the "Available Offered Shares") by a fraction (i) whose numerator is the number of Common Stock Equivalents owned by such Investor at the commencement of the Investor Refusal Period and (ii) whose denominator is the total number of Common Stock Equivalents owned, at the commencement of the Investor Refusal Period, by all Investors who timely delivered Purchase Elections and who elect to purchase Available Offered Shares pursuant to this subparagraph (d).

     3.4 PURCHASE PRICE. The purchase price for the Offered Shareholder Shares to be purchased by the Company or by an Investor exercising its respective Right of First Refusal under this Agreement will be the Offered Price and will be payable as set forth in Section 3.5 hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Company, the Investors and the Selling Shareholder absent fraud or error.

     3.5 PAYMENT. Payment of the purchase price for Offered Shareholder Shares purchased by the Company exercising its Company Right of First Refusal will be made within twenty-five (25) days after the date the Selling Shareholder Notice is given to the Company. Payment of the purchase price for Offered Shareholder Shares purchased by an Investor will be made within ten (10) days after the Investors' Expiration Notice is given to all Investors. Payment of the purchase price will be made, at the option of the Company or, as the case may be, by an Investor, (a) in cash (by check), (b) by cancellation of all or a portion of any outstanding indebtedness of the Selling Shareholder to the Company or such Investor, as the case may be, or (c) by any combination of the foregoing.

     3.6 RIGHTS OF SHAREHOLDER. Upon the date that payment in full is made for the Offered Shareholder Shares purchased by the Company and/or the Investors pursuant to their respective Rights of First Refusal hereunder, the Selling Shareholder will have no further rights as a holder of such Offered Shareholder Shares and the Selling Shareholder will forthwith cause all certificate(s) evidencing such Offered Shareholder Shares to be surrendered to the Company for cancellation, and, as to purchase by Investor(s), for transfer to the purchasing Investor(s).


                                          7.

4.   RIGHT OF CO-SALE.

     4.1 RIGHT OF CO-SALE FOR OFFERED SHAREHOLDER SHARES. If the Company and Investors have waived or failed to timely exercise their respective Rights of First Refusal to purchase all of the Offered Shareholder Shares, each Preferred Investor will have the right to participate in the sale of any Offered Shareholder Shares not sold to the Company or to the Investors (the "Remaining Offered Shareholder Shares") in the manner set forth herein (the "Right of Co-Sale for Offered Shareholder Shares"). Pursuant to this Section 4, each Preferred Investor may transfer to the Proposed Transferee(s) identified in the Selling Shareholder's Notice up to such Preferred Investor's pro rata share of the Remaining Offered Shareholder Shares (other than any Excluded Shares), by giving written notice to the Selling Shareholder within ten (10) days after the date the Investors' Expiration Notice is given to all Investors specifying the number of shares and type of shares of stock in the Company that such Preferred Investor desires to transfer to each Proposed Transferee by exercising the Right of Co-Sale for Offered Shareholder Shares. For purposes of this Section 4.1, a Preferred Investor's "pro rata share" will be defined as a fraction, the numerator of which is the number of shares of Common Stock Equivalents then owned by such Preferred Investor, and the denominator of which is the number of shares of Common Stock Equivalents then owned by all Preferred Investors plus the number of shares of Common Stock Equivalents held by the Selling Shareholder who proposes the Transfer.

     4.2 RIGHT OF CO-SALE FOR PRIOR INVESTOR SHARES. Upon receipt of a Selling Prior Investor Notice, each Preferred Investor will have the right to participate in the sale of any Offered Prior Investor Shares (the "Right of Co-Sale for Prior Investor Shares"). Pursuant to this Section 4, each Preferred Investor may transfer to the Proposed Transferee(s) identified in the Selling Prior Investor Notice up to such Preferred Investor's pro rata share of the Offered Prior Investor Shares (other than any Excluded Shares), by giving written notice to the Selling Prior Investor within ten (10) days after the date of the receipt of such Selling Prior Investor Notice; specifying the number of shares and type of shares of stock in the Company that such Preferred Investor desires to transfer to each Proposed Transferee by exercising the Right of Co-Sale for Prior Investor Shares. For purposes of this Section 4.2, a Preferred Investor's "pro rata share" will be defined as a fraction, the numerator of which is the number of shares of Common Stock Equivalents then owned by such Preferred Investor, and the denominator of which is the number of shares of Common Stock Equivalents then owned by all Preferred Investors plus the number of shares of Common Stock Equivalents held by the Selling Prior Investor who proposes the Transfer.

     4.3 CONSUMMATION OF CO-SALE. Each Preferred Investor, in exercising the Right of Co-Sale for Remaining Offered Shareholder Shares or the Right of Co-Sale for Offered Prior Investor Shares, may effect such Preferred Investor's participation in such


                                          8.

Transfer by delivering to the Selling Shareholder or Selling Prior Investor (as applicable) at the closing of the transfer of Remaining Offered Shareholder Shares or Offered Prior Investor Shares to such transferee (the "Closing") one or more certificates, properly endorsed for Transfer, representing the shares of stock in the Company to be Transferred by such Preferred Investor. At the Closing, such certificates or other instruments will be transferred and delivered to the Proposed Transferee(s) set forth in the Selling Shareholder's Notice or Selling Prior Investor Notice (as applicable) in consummation of the transfer of the Remaining Offered Shareholder Shares or Offered Prior Investor Shares pursuant to the terms and conditions specified in the Selling Shareholder's Notice or Selling Prior Investor Notice, and the Selling Shareholder or Selling Prior Investor (as applicable) will remit, or will cause to be remitted, to the Preferred Investor within seven (7) days after such Closing that portion of the proceeds of the Transfer to which the Preferred Investor is entitled by reason of such Preferred Investor's participation in such Transfer pursuant to the Right of Co-Sale for Remaining Offered Shareholder Shares or the Right of Co-Sale for Offered Prior Investor Shares, as applicable.

5.   RIGHT TO TRANSFER; REFUSAL TO TRANSFER.

     5.1 SELLING SHAREHOLDER'S RIGHT TO TRANSFER. If the Company, on the one hand and the Investors, on the other hand, have not elected pursuant to their Investors' Right of First Refusal to purchase all of the Offered Shareholder Shares, then, subject to the Preferred Investors' Right of Co-Sale for Offered Shareholder Shares described in Section 4 hereof, the Selling Shareholder may Transfer the Offered Shareholder Shares permitted to be sold by the Selling Shareholder to any person named as a Proposed Transferee in the Selling Shareholder's Notice, at the Offered Price or at a higher price, provided that such Transfer (a) is consummated within one hundred twenty (120) days after the date of the Selling Shareholder's Notice and (b) is in accordance with the terms and conditions of this Agreement. If the Offered Shareholder Shares are transferred in accordance with the terms and conditions of this Agreement, then the transferee(s) of the Offered Shareholder Shares will (other than as provided as to certain transferees required to become parties hereto as provided in
Section 1.7 hereof) thereafter hold such Offered Shareholder Shares free of the Investors' Right of First Refusal, the Right of Co-Sale for Offered Shareholder Shares and all other restrictions imposed by this Agreement. If the Offered Shareholder Shares are not so transferred during such one hundred twenty (120) day period, then the Selling Shareholder will not transfer any of such Offered Shareholder Shares without complying again in full with the provisions of this Agreement.

     5.2 PRIOR INVESTOR'S RIGHT TO TRANSFER. If the Preferred Investors have not elected to sell their full pro rata share of the Offered Prior Investor Shares pursuant to their Right of Co-Sale for Offered Prior Investor Shares described in Section 4 hereof, the Selling Prior Investor may Transfer the Offered Prior Investor Shares permitted to be sold by the Selling Prior Investor to any person named as a Proposed Transferee in the Selling


                                          9.

Prior Investor Notice, at the Offered Price or at a lower price, provided that such Transfer (a) is consummated within one hundred twenty (120) days after the date of the Selling Prior Investor Notice and (b) is in accordance with the terms and conditions of this Agreement. If the Offered Prior Investor Shares are transferred in accordance with the terms and conditions of this Agreement, then the transferee(s) of the Offered Prior Investor Shares will (other than as provided as to certain transferees required to become parties hereto as provided in Section 1.7 hereof) thereafter hold such Offered Prior Investor Shares free of the Preferred Investors' Right of Co-Sale for Offered Prior Investor Shares and all other restrictions imposed by this Agreement. If the Offered Prior Investor Shares are not so transferred during such one hundred twenty (120) day period, then the Selling Prior Investor will not transfer any of such Offered Prior Investor Shares without complying again in full with the provisions of this Agreement.

     5.3 REFUSAL TO TRANSFER. Any attempt by any Selling Shareholder to transfer any Shareholder Shares or Prior Investor to transfer any Prior Investor Shares in violation of any provision of this Agreement will be void. The Company will not (a) transfer on its books any Shareholder Shares or Prior Investor Shares that have been sold, gifted or otherwise transferred in violation of this Agreement, or (b) treat as owner of such Shareholder Shares or Prior Investor Shares, or accord the right to vote to or pay dividends to any purchaser, donee or other transferee to whom such Shareholder Shares or Prior Investor Shares may have been so transferred.

6.   OTHER COVENANTS REGARDING TRANSFER.

     6.1 MARKET STANDOFF AGREEMENT. In connection with any registration of the Company's securities, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, each Shareholder so requested will not sell or otherwise dispose of any Shareholder Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration as the Company or the underwriters may specify generally for shareholders who are officers or directors.

7.   RESTRICTIVE LEGEND AND STOP-TRANSFER ORDERS.

     7.1 LEGEND FOR SHAREHOLDERS. Each Shareholder understands and agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Stock by the Shareholder:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AND


                                         10.

          RIGHTS OF CO-SALE AS SET FORTH IN A RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT DATED AS OF NOVEMBER 26, 1997 ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE ARE BINDING ON TRANSFEREES OF THESE SHARES.

     7.2 LEGEND FOR PRIOR INVESTORS. Each Prior Investor understands and agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Prior Investor Shares by the Prior Investor:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RIGHTS OF CO-SALE AS SET FORTH IN A RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT DATED AS OF NOVEMBER 26, 1997 ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF CO-SALE ARE BINDING ON TRANSFEREES OF THESE SHARES.

     7.3 STOP TRANSFER INSTRUCTIONS. Each Shareholder and Prior Investor agrees, to ensure compliance with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

8.   TERMINATION, WAIVER AND AMENDMENT.

     8.1 TERMINATION. The Company's and Investors' Right of First Refusal, and the Preferred Investor's Right of Co-Sale for Offered Shareholder Shares and Right of Co-Sale for Offered Prior Investor Shares will terminate upon the earliest to occur of the following: (a) immediately prior to the closing of the IPO; (b) the date on which this Agreement is terminated by a writing executed by the Company, the holders of a majority of the Common Stock Equivalents then held by all Prior Investors and the holders of at least three-quarters (3/4) of the Common Stock Equivalents then held by all Preferred Investors (and their permitted assigns); or (c) the dissolution of the Company.


                                         11.

     8.2 WAIVER. The application of the Company's and Investors' Right of First Refusal, and the Preferred Investor's Right of Co-Sale for Offered Shareholder Shares and Right of Co-Sale for Offered Prior Investor Shares as to any proposed Transfer by a Selling Shareholder or Selling Prior Investor of any Shareholder Shares or Prior Investor Shares may be waived in advance of or after such transfer by the written agreement of the Company, the holders of a majority of the Common Stock Equivalents then held by all Prior Investors and the holders of over three-quarters (3/4) of the Common Stock Equivalents then held by all Preferred Investors (and their permitted assigns), in which case such waiver will be binding as to all parties hereto.

     8.3 AMENDMENT. This Agreement may be amended only by a written instrument executed by the Company, the holders of a majority of the Common Stock Equivalents then held by all Prior Investors and the holders of over three-quarters (3/4) of the Common Stock Equivalents then held by all Preferred Investors (and their permitted assigns), in which case such amendment will be binding as to all parties hereto.

9.   MISCELLANEOUS PROVISIONS.

     9.1 NOTICES. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given to such party under this Agreement on the earliest of the following: (a) the date of personal delivery; (b) one (1) business day after transmission by facsimile or telecopier, addressed to the other party at its facsimile number or telecopier address, with confirmation of transmission; (c) one (1) business day after deposit with a return receipt express courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States; or (d) three (3) business days after deposit in the United States mail by registered or certified mail (return receipt requested) for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or on Exhibit A hereto, or at such other address as such other party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile or by express courier. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date effectively given to the last party required to be given such notice. Notices to the Company will be marked "Attention: President."

     9.2 BINDING ON SUCCESSORS AND ASSIGNS; INCLUSION WITHIN CERTAIN DEFINITIONS. This Agreement, and the rights and obligations of the parties hereunder, will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs, executors, administrators and legal representatives and, except as otherwise expressly provided herein, any transferee of Offered Shareholder Shares or Offered Prior Investor


                                         12.

Shares. Any permitted transferee of a Shareholder or Prior Investor who is required to become a party hereto will be considered a "Shareholder" or "Prior Investor" for purposes of this Agreement without the need for any consent, approval or signature of any party hereto.

     9.3 SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

     9.4 NEW INVESTORS. Notwithstanding anything herein to the contrary, if additional parties purchase directly from the Company any shares of the Company's Series B Preferred Stock, then each such new investor shall become a party to this Agreement as a "Preferred Investor" hereunder, without the need for any consent, approval or signature of any Preferred Investor, Prior Investor or any Shareholder when such new investor has both: (a) purchased shares of Series B Preferred Stock and paid the Company all consideration payable for such shares and (b) executed one or more counterpart signature pages to this Agreement.

     9.5 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

     9.6 OBLIGATION OF COMPANY; BINDING NATURE OF EXERCISE. The Company agrees to use its best efforts to enforce the terms of this Agreement, to inform each Preferred Investor and Prior Investor of any breach hereof (to the extent the Company has knowledge thereof) and to assist each Preferred Investor and Prior Investor in the exercise of such party's rights and performance of such party's obligations hereunder.

     9.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same instrument.

     9.8 ENTIRE AGREEMENT. This Agreement, including all Exhibits hereto, each of which is incorporated herein by reference, constitutes the entire agreement of the parties with respect to the specific subject matter hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto with respect to such specific subject matter.

     9.9 CONFLICT. In the event of any conflict between the terms of this Agreement and the Company's Articles of Incorporation or its Bylaws, the terms of the Company's


                                         13.

Articles of Incorporation or its Bylaws, as the case may be, will control. In the event of any conflict between the terms of this Agreement and any other agreement to which a Preferred Investor or Prior Investor is a party or by which the Selling Shareholder is bound, the terms of this Agreement will control, except insofar as this Agreement provides otherwise. In the event of any conflict between the Company's books and records and this Agreement or any notice delivered hereunder, the Company's books and records will control absent fraud or error.

     9.10 CALCULATION; BINDING EFFECT OF COMPANY NOTICES. All calculations of an Investor's or Preferred Investor's pro rata share under any provision herein will be made by the Company.

     9.11 HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise stated, all references herein to Sections and Exhibits will refer to Sections of and Exhibits to this Agreement.

     9.12 SHAREHOLDER PURCHASE AGREEMENT. In the event of any conflict between the terms of this Agreement and the terms of the Memoranda of Understanding dated as of April 15, 1994 between the Company, Johari Investment Company Ltd., K&S Imports Inc., Bernard Simkin and Murray Simkin on the one hand, and Gerald Benowitz, Leslie Silver, James Roche and on the other hand, or the Memorandum of Understanding dated as of August 15, 1994 between the Company, Johari Investment Company Ltd., K&S Imports Inc., Bernard Simkin and Murray Simkin on the one hand, and Jeffrey Davis on the other hand, (collectively the "Memoranda of Understanding") the terms of this Agreement shall control. Notwithstanding the foregoing, nothing in this Agreement shall be construed or understood to modify, delete or supersede those provisions of the Memoranda of Understanding giving the Company a right to repurchase Shareholder Shares in the event a Shareholder's employment with the Company is terminated or those provisions relating to purchase price adjustments to Shareholder Shares.



                        [THIS SPACE INTENTIONALLY LEFT BLANK]


                                         14.

   IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement as of the date first written above.

COMPANY:                                NEWGEN RESULTS CORPORATION

                                        By: /s/ Gerald Benowitz
                                           -------------------------------------
                                           Gerald Benowitz,
                                           President and Chief Executive Officer

SHAREHOLDERS:

                                        /s/ Gerald Benowitz
                                        ---------------------------------------
                                        Gerald Benowitz

                                        /s/ Leslie Silver
                                        ---------------------------------------
                                        Leslie Silver

                                        /s/ James Roche
                                        ---------------------------------------
                                        James Roche

                                        /s/ Jeffrey Davis
                                        ---------------------------------------
                                        Jeffrey Davis

PRIOR INVESTORS:

                                        K&S IMPORTS, INC.

                                        By: /s/ Sam Simkin
                                           ------------------------------------
                                           Sam Simkin, President

                                        Address:  4722 Sun Valley Road
                                                  Del Mar, CA  92014

                           RESTATED RIGHT OF FIRST REFUSAL
                                AND CO-SALE AGREEMENT

                                        JOHARI INVESTMENT COMPANY LTD.

                                        By: /s/ Gary Simkin
                                           ------------------------------------
                                           Gary Simkin, President

                                        Address:  6289 Carnarvon Street
                                                  Vancouver, B.C.  Canada V6N1K3


                                        /s/ Bernard Simkin
                                        ---------------------------------------
                                        Bernard Simkin

                                        Address:  P.O. Box 9532
                                                  Rancho Santa Fe, CA  92067

                                        /s/ Murray Simkin
                                        ---------------------------------------
                                        Murray Simkin

                                        Address:  P.O. Box 7102
                                                  Rancho Santa Fe, CA  92067

PREFERRED INVESTORS:

                                        INFORMATION ASSOCIATES, L.P.

                                        By:  Trident Capital Management, L.L.C.
                                             its general partner

                                        By: /s/ John Moragne
                                           ------------------------------------
                                        Title: Managing Director
                                              ---------------------------------


                           RESTATED RIGHT OF FIRST REFUSAL
                                AND CO-SALE AGREEMENT

                                        INFORMATION ASSOCIATES, C.V.

                                        By:  Trident Capital Management, L.L.C.
                                             its investment general partner

                                        By: /s/ John Moragne
                                           ------------------------------------
                                        Title: Managing Director
                                              ---------------------------------

                                        INFORMATION ASSOCIATES - II, L.P.

                                        By:  Trident Capital Management - II,
                                             L.L.C.
                                             its general partner

                                        By: /s/ John Moragne
                                           ------------------------------------
                                        Title: Managing Director
                                              ---------------------------------

                                        IA-II AFFILIATES FUND, L.L.C.

                                        By: /s/ John Moragne
                                           ------------------------------------
                                        Title: Managing Director
                                              ---------------------------------
                                        Address:  C/O Trident Capital, L.P.
                                                  2480 Sand Hill Road
                                                  Menlo Park, CA  94025


                           RESTATED RIGHT OF FIRST REFUSAL
                                AND CO-SALE AGREEMENT

                                        CAPSTONE VENTURES
                                        By:  Capstone Management L.L.C.,
                                             its General Partner

                                        By:
                                           -------------------------------------
                                           Eugene Fischer, Managing Member

                                        Address:  3000 Sand Hill Road
                                                  Building 3, Suite 255
                                                  Menlo Park, CA  94025

                                        BANKAMERICA VENTURES

                                        By:
                                           -------------------------------------
                                           Jess R. Marzak, Managing Director

                                        Address:  950 Tower Lane, Suite 700
                                                  Foster City, CA  94404

                                        BA VENTURE PARTNERS II

                                        By:
                                           -------------------------------------
                                           Jess R. Marzak, General Partner

                                        Address:  c/o BankAmerica Ventures
                                                  950 Tower Lane, Suite 700
                                                  Foster City, CA  94404

                                        BANCAMERICA ROBERTSON STEPHENS

                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                              ----------------------------------

                                        Address:  555 California Street, Suite
                                                  2600
                                                  San Francisco, CA  94104

                           RESTATED RIGHT OF FIRST REFUSAL
                                AND CO-SALE AGREEMENT

                                        GC&H INVESTMENTS

                                        By: /s/ John L. Cardoza
                                           -------------------------------------
                                           John L. Cardoza, Executive Partner

                                        Address:  One Maritime Plaza, 20th Floor
                                                  San Francisco, CA  94111-3580

                                        SF GROWTH FUND

                                        By: /s/ Kevin J. Makley
                                           -------------------------------------
                                        Print Name: Kevin J. Makley
                                                   -----------------------------
                                        Title: President
                                              ----------------------------------

                                        Address:  c/o Kevin J. Makley
                                                  Saint Francis High School
                                                  1885 Miramonte Avenue
                                                  Mountain View, CA  94040

                                        /s/ Duncan Naylor
                                        ----------------------------------------
                                        Duncan Naylor

                                        Address:  1268 Estate Drive
                                                  Los Altos, CA  94024

                                        ELAINE MCKAY REVOCABLE TRUST

                                        By: /s/ Robert McKay
                                           -------------------------------------
                                        Print Name: Robert McKay
                                                   -----------------------------
                                        Title: Co-Trustee
                                              ----------------------------------

                                        Address:  c/o Robert McKay
                                                  The McKay Foundation
                                                  303 Sacramento Street, Fourth
                                                  Floor
                                                  San Francisco, CA  94111

                           RESTATED RIGHT OF FIRST REFUSAL
                                AND CO-SALE AGREEMENT

                                        BAYVIEW INVESTORS, LTD.

                                        By: /s/ Terry R. Otton
                                           -------------------------------------
                                        Print Name: Terry R. Otton
                                                   -----------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------
                                        Address:  c/o Robertson, Stephens &
                                                  Company
                                                  555 California Street, Suite
                                                  2600
                                                  San Francisco, CA 94104



                           RESTATED RIGHT OF FIRST REFUSAL
                                AND CO-SALE AGREEMENT

                                     EXHIBIT A

                          SCHEDULE OF PREFERRED INVESTORS


     Name and Address
---------------------------------

Information Associates, L.P.
C/O Trident Capital, L.P.
2480 Sand Hill Road
Menlo Park, CA  94025
Attn:  John Moragne

Information Associates, C.V.
C/O Trident Capital, L.P.
2480 Sand Hill Road
Menlo Park, CA  94025
Attn:  John Moragne

Information Associates - II, L.P.
C/O Trident Capital, L.P.
2480 Sand Hill Road
Menlo Park, CA  94025
Attn:  John Moragne

IA-II Affiliates Fund, L.L.C.
C/O Trident Capital, L.P.
2480 Sand Hill Road
Menlo Park, CA  94025
Attn:  John Moragne

Capstone Ventures
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
Attn:  Gene Fischer

BankAmerica Ventures
950 Tower Lane, Suite 700
Foster City, CA  94404

Attn:  Jess Marzak

BA Venture Partners II
c/o BankAmerica Ventures
950 Tower Lane, Suite 700
Foster City, CA  94404
Attn:  Jess Marzak

BancAmerica Robertson Stephens
555 California Street, Suite 2600
San Francisco, CA  94104

GC&H Investments
One Maritime Plaza, 20th Floor
San Francisco, CA  94111-3580
Attn:  John L. Cardoza

     Name and Address
--------------------------

SF Growth Fund
c/o Kevin J. Makley
Saint Francis High School
1885 Miramonte Avenue
Mountain View, CA  94040

Duncan Naylor
1268 Estate Drive
Los Altos, CA  94024

Elaine McKay Revocable Trust
c/o Robert McKay
The McKay Foundation
303 Sacramento Street, Fourth Floor
San Francisco, CA  94111

Bayview Investors, Ltd.
c/o Robertson, Stephens & Company
555 California Street
Suite 2600
San Francisco, CA 94104

                                     EXHIBIT B

                              SCHEDULE OF SHAREHOLDERS


Gerald Benowitz
5008 McGill Way
San Diego, CA  92130

Leslie Silver
4705 Reedley Terrace
San Diego, CA  92130

James Roche
12511 Montellano Terrace
San Diego, CA  92130

Jeffrey Davis
516 Acacia
Solana Beach, CA  92075